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                                                                    EXHIBIT 23.1


                        ELLIOTT, DAVIS & COMPANY, L.L.P.


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





     We consent to the incorporation by reference in the registration statement on Form S-8 pertaining to the Emergent Group, Inc. Employee Stock Purchase Plan of our report dated January 31, 1996, with respect to the consolidated financial statements of Emergent Group, Inc. and subsidiaries included in the Annual Report on Form 10-K for the year ended December 31, 1995.


                                        ELLIOTT, DAVIS & COMPANY, L.L.P.



January 21, 1997
Greenville, South Carolina